                                                                   Exhibit 10.55

                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS

         THIS AGREEMENT entered into this 1st day of July, 1996, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller", first party, and, PIEDMONT NATURAL GAS COMPANY, INC., a(n) New York corporation, hereinafter referred to as "Buyer", second party,

                                   WITNESSETH:

         WHEREAS, Buyer desires to purchase and Seller desires to sell natural gas storage service under Seller's Rate Schedule GSS as set forth herein; and

         WHEREAS, pursuant to the terms of the Joint Stipulation and Settlement Agreement approved by the Federal Energy Regulatory Commission's ("Commission") Order dated July 16, 1993 in Docket Nos. RS92-86-003, RP92-108-000, and RP92-137-000 which amended Seller's Certificate in Docket No. CP61-194, Seller and Buyer agreed to a twenty year contract term through March 31, 2013, as set forth in that Order, for the Storage Demand Quantity and Storage Capacity quantity which are supported by service provided by CNG Transmission Corporation; and

         WHEREAS, pursuant to the terms of the Application to Amend Seller's Certificate, in Docket No. CP61-194, as approved by the Commission's Order dated June 13, 1996 in Docket No. CP96-226-000, Seller and Buyer agreed to the Storage Demand Quantity and Storage Capacity Quantity set forth in Article I hereof;

         NOW, THEREFORE, Seller and Buyer agree as follows:

                                    ARTICLE I
                             SERVICE TO BE RENDERED

         Subject to the terms and provisions of this agreement and of Seller's Rate Schedule GSS, Seller agrees to receive from Buyer for storage, inject into storage for Buyer's account, store, withdraw from storage (or cause to be injected into storage for Buyer's account, stored, and withdrawn from storage) and deliver to Buyer, quantities of natural gas as follows:

         To withdraw from storage or cause to be withdrawn from storage, transport and deliver to Buyer at the delivery points set forth below, the gas stored for Buyer's account up to a maximum quantity in any day of
                  68,955 Mcf, during the period beginning on July 1, 1996 and ending on June 30, 2001, and 37,486 Mcf during the period beginning on July 1, 2001 and ending on March 31, 2013, which quantity shall be Buyer's Storage Demand.

         To receive and store or cause to be stored up to a total quantity at any one time of
                  3,858,940 Mcf, during the period beginning on July 1, 1996 and ending on June 30, 2001, and 2,197,887 Mcf during the period beginning on July 1, 2001 and ending on March 31, 2013, which quantity shall be Buyer's Storage Capacity Quantity.

                                   ARTICLE II
                              POINT(S) OF DELIVERY



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                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS
                                   (Continued)

         The Point or Points of Delivery for all natural gas delivered by Seller to Buyer under this agreement shall be at or near:

(1) Anderson Meter Station, located at milepost 1162.72 on Seller's main transmission line in Anderson County, South Carolina, approximately 3.5 miles southeasterly from Anderson, South Carolina, on County Road near Broadway Lake.

(2) Charlotte Meter Station, located at milepost 1287.10 on Seller's main transmission line in Iredell County, North Carolina, adjoining Seller's Compressor Station No. 150 site near Davidson, North Carolina.

(3) Greensboro Meter Station, located at milepost 1355.06 on Seller's main transmission line in Guilford County, North Carolina, approximately 12 miles southwesterly from Greensboro, North Carolina, near the intersection of State Highway #150 and State Highway #68.

(4) Greenville Meter Station, located at milepost 1183.96 on Seller's main transmission line in Greenville County, South Carolina, approximately 17 miles southeasterly from Greenville, South Carolina, on County Road near Woodville, South Carolina.

(5) Iva-Starr Meter Station, located at milepost 1159.01 on Seller's main transmission line, approximately 4 miles south of Anderson, Anderson County, South Carolina.

(6) Owens-Corning Meter Station, located at milepost 1159.01 on Seller's main transmission line approximately 4 miles south of Anderson, South Carolina, near the juncture of South Carolina Highway #82 and #811.

(7) Salisbury Meter Station, located at milepost 1308.45 on Seller's main transmission line in Rowan County, North Carolina, approximately 6 miles northwesterly from Salisbury, North Carolina, near U.S. Highway #70.

(8) Simpsonville Meter Station, located at milepost 1190.00 on Seller's main transmission line on U. S. Highway No. 276, approximately 1.75 miles northwesterly from Fountain Inn, Greenville County, South Carolina.

(9) Spartanburg Meter Station, located at milepost 1214.34 on Seller's main transmission line in Spartanburg County, South Carolina, approximately
         3.5 miles southeasterly from Spartanburg, South Carolina on State Highway #56.

(10) Startex Meter Station, located in Spartanburg County, South Carolina, approximately 7.5 miles south of Spartanburg, South Carolina, on Compressor Station No. 140 Site.

(11) Winston-Salem Meter Station, located at milepost 1340.48 on Seller's main transmission line in Davidson County, North Carolina, approximately 8 miles southeasterly from Winston-Salem, North Carolina, near Wallburg, North Carolina.

(12) Woodruff Meter Station, located at milepost 1171.30 on Seller's main transmission line on State Highway No. 101, approximately 5.5 miles northwesterly from Woodruff, Spartanburg County, South Carolina.

(13) Belton Meter Station, located at milepost 1171.30 on Seller's main transmission line in Anderson


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                   SERVICE AGREEMENT UNDER RATE SCHEDULE GSS
                                   (Continued)

         County, South Carolina, near the City of Belton, South Carolina.

(14) Greenwood Meter Station, located at the point of connection of Seller's facilities and those of the City of Greenwood, South Carolina on Seller's main transmission line approximately 2 miles northeast of the City of Belton, Anderson County, South Carolina.

(15) Stokesdale Meter Station, located at milepost 1359.63 on Seller's main transmission line in Guilford County, North Carolina, near the City of Stokesdale, North Carolina.

(16) Kernersville Meter Station, located at milepost 1348.86 on Seller's main transmission line near Kernersville, Forsyth County, North Carolina.

(17) Cowpens Meter Station, located at milepost 1222.66 on Seller's main transmission line near Cowpens, Cherokee County, South Carolina.

(18) Inman Meter Station, located on Seller's Mill Spring Extension at approximately milepost 15.16 in Spartanburg County, South Carolina.

(19) Landrum Meter Station, located on Seller's Mill Spring Extension at approximately milepost 23.81 in Spartanburg County, South Carolina.

(20) Hickory Meter Station, located at milepost 1269.23 on Seller's main transmission line near Stanley, North Carolina.

(21) Lowesville Meter Station, located on Seller's Maiden Extension at approximately milepost 0.18 at the intersection of State Highway Nos. 1394 and 73 in Lincoln County, North Carolina.

(22) Maiden Meter Station, located on Seller's Maiden Extension at approximately milepost 17.76 near the intersection of State Highway Nos. 1882 and 1883 in Catawba County, North Carolina.

(23) Moore Meter Station, located at milepost 1205.89 on Seller's main transmission line on the side of Seller's Compressor Station No. 140, Spartanburg County, South Carolina.

(24) Spencer-Buck Meter Station, located milepost 1312.72 on Seller's main transmission line in Rowan County, North Carolina, near the intersection of State Highway 601 and Young Road.

(25) West Startex Meter Station, located adjacent to Seller's Mill Spring Extension in Spartanburg County, South Carolina approximately 6.0 miles from Seller's Compressor Station No. 140.

(26) The point of connection of Seller's facilities and those of Duke Power Company adjacent to Seller's main transmission line at milepost 1175.55, in Anderson County, South Carolina for delivery to gas to the Duke Lee Meter Station.

                                   ARTICLE III
                                DELIVERY PRESSURE

         Seller shall deliver natural gas to Buyer at the Point(s) of Delivery at a pressure(s) of: not less than fifty (50) pounds per square inch gauge, or at such pressures as may be agreed upon in the day-to-day operations of Buyer and Seller.

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                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS
                                   (Continued)

                                   ARTICLE IV
                                TERM OF AGREEMENT

         This agreement shall be effective July 1, 1996 and shall remain in force and effect through March 31, 2013.

                                    ARTICLE V
                             RATE SCHEDULE AND PRICE

         Buyer shall pay Seller for natural gas service rendered hereunder in accordance with Seller's Rate Schedule GSS and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be amended or superseded from time to time at the initiative of either party. Such rate schedule and General Terms and Conditions are by this reference made a part hereof.

                                   ARTICLE VI
                                  MISCELLANEOUS

         1. The subject headings of the Articles of this agreement are inserted for the purpose of convenient reference and are not intended to be a part of this agreement nor to be considered in any interpretation of the same.

         2. This agreement supersedes and cancels as of the effective date hereof the following contract(s):

                  Any and all Service Agreements previously entered into between Buyer and Seller under Seller's Rate Schedule GSS.

         3. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

         4. This agreement shall be interpreted, performed and enforced in accordance with the laws of the State of North Carolina.

         5. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.



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                    SERVICE AGREEMENT UNDER RATE SCHEDULE GSS
                                   (Continued)



         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective Presidents or Vice Presidents thereunto duly authorized and have caused their respective corporate seals to be hereunto affixed and attested by their respective Secretaries or Assistant Secretaries the day and year above written.



                                              TRANSCONTINENTAL GAS PIPE
                                              LINE CORPORATION
                                                                        (Seller)
ATTEST:
(SEAL)



/s/ Randall R. Conkle                         BY /s/ Frank J. Ferazzi
----------------------------                     ------------------------------
Asst. Secretary                                  Frank J. Ferazzi
                                                 Vice President
                                                 Customer Service

                                              PIEDMONT NATURAL GAS COMPANY,
                                              INC.
                                                                        (Buyer)
ATTEST:
(SEAL)

/s/ Ted C. Coble                              By /s/ Thomas E. Skains
----------------------------                     ------------------------------
Asst. Secretary                               Sr. Vice President
                                              Gas Supply and Services